SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIOS:

                             ----------------------

                             DWS VARIABLE SERIES I:
                             DWS Growth & Income VIP

                             DWS VARIABLE SERIES II:
                                DWS Balanced VIP
                                DWS Blue Chip VIP

Effective on or about July 1, 2008, James B. Francis will replace Jin Chen as a portfolio manager for each of the above-listed portfolios. The following biographical information for Mr. Francis replaces that for Ms. Chen in the "Portfolio Management" section of each portfolio's prospectuses:


  James B. Francis, CFA
  Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
    o Head of Active Quantitative Equity Portfolio Management:
      New York.
    o Joined Deutsche Asset Management in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.
    o BS in Applied Mathematics from University of Massachusetts,
      Amherst.






               Please Retain This Supplement for Future Reference



June 20, 2008
st-VIP_PMs


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